EXHIBIT 99.1


November 7, 2007

Office of the Chief Accountant
PCAOB Letter File
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re: Henry Bros. Electronics, Inc. File No. 001-16779

Dear Sir:

We have read Item 4.01 of Form 8-K of Henry Bros. Electronics, Inc., dated November 7, 2007 and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Demetrius & Company, L.L.C.